SCHEDULE 14A INFORMATION

                         -----------------------------

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss. 240.14a-11(c) orss. 240.14a-12

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                     THE MEXICO EQUITY AND INCOME FUND, INC.
                (Name of Registrant as Specified in its Charter)
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of Filing Fee (check the appropriate box):

[X]  No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          N/A
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     (2)  Aggregate number of securities to which transaction applies:

          N/A
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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction: N/A
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     (5)  Total fee paid:

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[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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                     THE MEXICO EQUITY AND INCOME FUND, INC.
                         615 E. Michigan St., 2nd Floor
                           Milwaukee, Wisconsin 53202

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held November 19, 2003

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Mexico Equity and Income Fund, Inc. (the "Fund"), a Maryland corporation, will be held at the offices of Blank Rome LLP, 405 Lexington Avenue, 23rd Floor, New York, New York 10174 on Wednesday, November 19, 2003, at 10:00 a.m., for the following purposes:

     1. To approve a new investment advisory agreement between Pichardo Asset Management, S.A. de C.V. (the "Adviser" or "Pichardo") and the Fund (Proposal 1);

     2. To elect two Class II Directors to hold office until the year 2006 Annual Meeting (Proposal 2);

     3. To ratify the selection of Tait, Weller & Baker as the Fund's independent accountants for the fiscal year ending July 31, 2004 (Proposal 3); and

     4. To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on October 2, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at this Meeting or any adjournment thereof. The stock transfer books will not be closed.

     Copies of the Fund's most recent annual report and semi-annual report may be ordered free of charge to any stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan St., 2nd Floor, Milwaukee, Wisconsin 53202, or by telephone at (888) 294-8217.

                                             By Order of the Board of Directors,


                                             Scott Schuenke
Dated:   October 3, 2003                     Secretary

UNLESS YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.







                      INSTRUCTIONS FOR SIGNING PROXY CARDS


     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.   Individual  Accounts:   Sign  your  name  exactly  as  it  appears  in  the
     registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                                  REGISTRATION


Corporate Accounts                            Valid Signature
------------------                            ---------------

(1)   ABC Corp................................ABC Corp. (by John Doe, Treasurer)
(2)   ABC Corp................................John Doe, Treasurer
(3)   ABC Corp.
      c/o John Doe, Treasurer.................John Doe
(4)   ABC Corp. Profit Sharing Plan...........John Doe, Trustee

Trust Accounts

(1)   ABC Trust...............................Jane B. Doe, Trustee
(2)   Jane B. Doe, Trustee
      u/t/d/ 12/28/78.........................Jane B. Doe

Custodial or Estate Accounts

(1)   John B. Smith, Cust.
      f/b/o John B. Smith, Jr. UGMA...........John B. Smith
(2)   John B. Smith...........................John B. Smith, Jr., Executor




                     THE MEXICO EQUITY AND INCOME FUND, INC.

                         615 E. Michigan St., 2nd Floor
                           Milwaukee, Wisconsin 53202
                         -------------------------------


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                         to be held on November 19, 2003
                         -------------------------------


PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Mexico Equity and Income Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the offices of Blank Rome LLP, 405 Lexington Avenue, 23rd Floor, New York, New York 10174 on November 19, 2003, at 10:00 a.m., New York time, and at any and all adjournments thereof. A form of proxy is enclosed herewith. This Proxy Statement and the accompanying form of proxy are being first mailed to stockholders on or about October 9, 2003.

     Any stockholder who executes and delivers a proxy may revoke it by written communication to the Secretary of the Fund at any time prior to its use or by voting in person at the Meeting. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the approval of the new investment advisory agreement between Pichardo Asset Management, S.A. de C.V. ("PAM") and the Fund, FOR the election of the nominees for Director, and FOR the ratification of the selection of Tait, Weller & Baker as the Fund's independent accountants for the fiscal year ending July 31, 2004.

     In general, abstentions and broker non-votes (reflected by signed but unvoted proxies), as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion. With respect to a proposal requiring the affirmative vote of a majority of the Fund's outstanding shares of common stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal. Otherwise, abstentions and broker non-votes have no effect on the outcome of a proposal. Broker non-votes occur when shares held in the name of the broker or nominee for whom an executed proxy is received by the Fund, but are not voted on a proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

         In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than one hundred twenty (120) days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR or AGAINST any such proposal in their discretion. Under the By-laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of common stock of the Fund entitled to vote at the Meeting.

     The cost of soliciting the proxies will be borne by the Fund. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, PAM, or U.S. Bancorp Fund Services, LLC, the administrator to the Fund (the "Administrator").

     The Fund will, upon request, bear the reasonable expenses of brokers, banks and their nominees who are holders of record of the Fund's common stock on the record date, incurred in mailing copies of this Notice of Meeting and Proxy Statement and the enclosed form of proxy to the beneficial owners of the Fund's common stock.

     Only holders of issued and outstanding shares of the Fund's common stock of record at the close of business on October 2, 2003 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per share of common stock so held. The number of shares of common stock outstanding on October 2, 2003 was 2,473,504. The Fund is a closed-end, management investment company.

     Copies of the Fund's most recent annual report and semi-annual report may be ordered free of charge to any stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan St., 2nd Floor, Milwaukee, Wisconsin 53202, or by telephone at (888) 294-8217. This report is not to be regarded as proxy-soliciting material.

     This Proxy Statement is first being mailed to stockholders on or about October 9, 2003.



                                   PROPOSAL 1

                        CONSIDERATION OF THE APPROVAL OF
                     THE NEW INVESTMENT MANAGEMENT AGREEMENT
          BETWEEN THE FUND AND PICHARDO ASSET MANAGEMENT, S.A. DE C.V.

     Clemente Capital, Inc. ("Clemente") served as the investment adviser to the Fund from January 2, 2003 until June 30, 2003, pursuant to an investment management agreement dated January 2, 2003 (the "Clemente Agreement") which was approved by the Stockholders at the Annual Meeting of Stockholders on February 14, 2003. On June 2, 2003, Clemente notified the Fund in writing that it was terminating the Clemente Agreement as of June 30, 2003. Clemente stated that it intended on terminating the Clemente Agreement because it would no longer be providing investment management services to registered investment companies.

     The Board of Directors unanimously approved a new investment management agreement (the "Pichardo Agreement") by and between the Fund and Pichardo Asset Management, S.A. de C.V. ("PAM"), at a meeting of the Board of Directors held on June 18, 2003. During the Board's discussion to approve the Pichardo Agreement, it was noted that Maria Eugenia Pichardo, the portfolio manager of the Fund since the Fund's inception, had created her own investment adviser firm and had registered as an investment adviser with the U.S. Securities and Exchange Commission. Additionally, PAM was unanimously approved by the Board of Directors to provide the Fund with investment management services during the period between the effective date of the termination of the Clemente Agreement and the date on which the Fund's stockholders approve the Pichardo Agreement at the Meeting (the "Interim Period"); provided however, that PAM provide such investment management services to the Fund during the Interim Period, which shall in no event be greater than 150 days, on terms substantially identical to those provided in the Clemente Agreement, and for compensation no greater than that provided for in the Clemente Agreement on a pro rata basis. If the stockholders do not approve the Pichardo Agreement, the Board will consider alternative sources from which to obtain investment management and research services.

     The Board hereby submits the Pichardo Agreement to the stockholders for their consideration and approval.

Information Regarding Clemente
------------------------------
     Pursuant to the Clemente Agreement, Clemente acted as the Fund's investment adviser until June 30, 2003. Prior to Clemente becoming the Fund's investment adviser, Acci Worldwide S.A. de C.V. ("Acci Worldwide"), a subsidiary of Acciones y Valores de Mexico, S.A. de C.V. ("AVM"), acted as the investment adviser to the Fund pursuant to an Investment Advisory Agreement, dated October 14, 1991 and amended on November 27, 2001 (the "Acci Agreement"). Ms. Pichardo has acted as the Fund's portfolio manager from the Fund's inception, as an employee of Acci Worldwide, and as an employee of Clemente.

     Clemente's principal office is located at 152 West 57th Street, New York, New York 10019. Lilia C. Clemente is Chairman and Chief Executive Officer of Clemente. Leopoldo M. Clemente, Jr., is President, Chief Investment Officer and a Director of the Adviser. In addition to Mr. and Mrs. Clemente, the Adviser's Directors are: Salvador Diaz-Verson, Jr., President of Diaz-Verson Capital Investments, Inc., an investment advisory firm located in Columbus, Georgia; and Robert J. Christian, Chief Investment Officer, Wilmington Trust Company. Mrs. Clemente owns approximately sixty (60%) percent of the total outstanding shares of common stock of the Adviser. Wilmington Trust Company owns twenty-four (24%) percent of the total outstanding shares of common stock of the Adviser.

Information Regarding PAM
-------------------------
     PAM's principal office is located at Teopanzolco Avenue #408, 3rd Floor, Cuernavaca 62260, Morelos, Mexico. PAM is a newly organized company, and is registered with the U.S. Securities and Exchange Commission as an investment adviser. PAM currently provides investment advisory services to private clients and to the Fund. Maria Eugenia Pichardo de Estevez ("Ms. Pichardo") is the President and Chief Executive Officer of PAM. Ms. Pichardo was previously employed by Clemente as the Mexico Equity and Income Fund, Inc.'s portfolio manager, and prior to that served as the Director General and Secretary of Acci Worldwide from 1990 to 2002. Ms. Pichardo was also a Managing Director of Acciones y Valores de Mexico S.A., the parent company of Acci Worldwide S.A. de C.V.

     Ms. Pichardo owns one hundred percent (100%) of the total outstanding shares of common stock of the Adviser.

Comparison of the Clemente Agreement with the Pichardo Agreement
----------------------------------------------------------------
     The Clemente Agreement and the Pichardo Agreement are substantially identical with respect to the scope of the services to be provided to the Fund and the amount of compensation to be paid by the Fund for such services. The following description of the Pichardo Agreement is qualified in its entirety by reference to the copy of the Pichardo Agreement attached hereto and made a part hereof as Exhibit A.

Services to be Performed
------------------------
     Pursuant to the Pichardo Agreement, PAM conducts investment research and supervision for the Fund and is responsible for the purchase and sale of investment securities for the Fund's portfolio, subject to the supervision and direction of the Board of Directors. PAM provides the Fund with investment advice, supervises the Fund's management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. PAM also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund. In addition, PAM will pay the salaries and fees of all officers of the Fund who are affiliated with PAM.

Expenses
--------
     The Pichardo Agreement provides that the Fund is responsible for all of its expenses and liabilities, except that PAM is responsible for the expenses in connection with maintaining a staff within its organization to furnish the above services to the Fund. PAM is not aware of any circumstances that are reasonably likely to impair the financial ability of PAM to fulfill its commitment to the Fund under the Pichardo Agreement.

Limitation of Liability
-----------------------
     The Pichardo Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder ("disabling conduct"), PAM shall not be liable to the Fund or its stockholders for any act or omission in the course of or in connection with the rendering of its services thereunder. In addition, the Pichardo Agreement provides that the Fund, under certain circumstances, will indemnify PAM against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.

Duration and Termination
------------------------
     Subject to stockholder approval, the Pichardo Agreement will have a term beginning November 19, 2003 and ending November 18, 2005, and, thereafter, will continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (i) a majority of the members of the Fund's Board of Directors who are not parties to the Pichardo Agreement, and who are not "interested persons" of any such party, and (ii) a majority of the Fund's Board of Directors or the holders of a "majority of the outstanding voting securities" of the Fund. The Pichardo Agreement may be terminated, without penalty, on sixty (60) days' notice, by the Fund's Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" of the Fund (as defined under "Required Vote" below) or by PAM.

Advisory Fees
-------------
     The annual rate used to determine fees payable by the Fund pursuant to the Pichardo Agreement is identical to the rate in effect under the Clemente Agreement. Under the current fee structure the Fund pays Clemente, and under the Pichardo Agreement will pay PAM, a monthly fee at an annual rate of 0.80% of the value of the Fund's average daily net assets for the investment management and research services provided by PAM or to be provided by PAM, as the case may be. The net assets of the Fund on July 31, 2003 were $25,104,015. The total amount paid during the fiscal year ended July 31, 2003 by the Fund to Clemente was $84,669, to Acci Worldwide was $70,417, and to PAM was $16,625. PAM, similar to Clemente, and Acci Worldwide prior to them, has voluntarily agreed to reimburse the Fund for certain Fees and expenses on an annual basis. These expense reimbursements may be terminated at any time. For the year ended July 31, 2003, the total expense reimbursement made by Clemente amounted to $1,980, Acci Worldwide amounted to $2,515, and PAM amounted to $255.

Soft Dollar Arrangements
------------------------
     It is understood by both PAM and the Board of Directors that any soft dollars resulting from soft dollar arrangements between the Fund, PAM and selected dealers and brokers (to the extent that such arrangements are in connection with, or for the benefit of, the Fund), may be used to pay for certain services provided to the Fund which can be provided by third parties, including but not limited to administration, accounting and custodial services. Notwithstanding the foregoing, however, the Pichardo Agreement, like the
Clemente Agreement, authorizes PAM to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by PAM to be useful or valuable to the performance of its investment advisory functions for the Fund. In such circumstances, the commissions paid may be higher than those that the Fund might otherwise have paid to another broker if those services had not been provided. Such research services provided to PAM by brokers who effect securities transactions for the Fund may be used by PAM in servicing other investment companies and accounts that it manages. It is understood that not all of the research services may be used by PAM in managing any particular account, including the Fund. Notwithstanding the foregoing, however, it is the intention of both PAM and the Board of Directors to use such soft dollar arrangements to pay for certain of the Fund's expenses which may be provided by third parties, including but not limited to administration, accounting and custodial services.

Evaluation by the Board of Directors
------------------------------------
     The Fund's Board of Directors, including the Directors who are not interested persons of any party to the Pichardo Agreement or its affiliates, has approved the Pichardo Agreement for the Fund and recommends that shareholders of the Fund approve such agreement. The Board's deliberations and approval occurred at a meeting of the Board of Directors held on June 18, 2003, with legal counsel in attendance. The Pichardo Agreement will become effective on November 19,
2003, subject to shareholder approval. If the shareholders do not approve the Pichardo Agreement at the Meeting (or at an adjournment thereof), the Board will either resubmit the Pichardo Agreement to the shareholders for their consideration and approval or consider alternative sources from which to obtain investment management and research services for the Fund.

     In approving the Pichardo Agreement and determining to submit it to the shareholders of the Fund for their approval, the Board of Directors considered the best interests of the shareholders and took into account factors they deemed relevant. The factors considered by the independent Directors included the nature, quality and scope of the operations and services to be provided by PAM, while focusing on the prior experience of PAM's principals with respect to: (i) the structure of closed-end investment companies in general; (ii) management of portfolios of foreign equity securities; (iii) the fact that the Fund's current portfolio manager, Maria Eugenia Pichardo, would continue to act as the Fund's portfolio manager at PAM; and (iv) implementing policies to cut costs and expenses of closed-end investment companies. Furthermore, the Board of Directors of the Fund considered the opportunity to obtain investment management and research services at costs that it deemed appropriate and reasonable and at such fees which fall within the range of the standard industry fees for comparable investment companies.

     Based upon its review of the above factors, the Board of Directors of the Fund determined that the Pichardo Agreement is in the best interests of the Fund and its shareholders.

Required Vote
-------------
     As  provided  by the 1940 Act,  approval  of the  Pichardo  Agreement  will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (a) sixty-seven (67%) percent or more of the shares of the Fund entitled to vote thereon present or represented by proxy at the Meeting, if the holders of more than fifty (50%) percent of the outstanding shares of the Fund entitled to vote thereon are present or represented by proxy, or (b) more than fifty (50%) percent of the total outstanding shares of the Fund entitled to vote thereon. For this purpose, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes, but not as votes cast and will have the same effect as votes cast against the Proposal.

     THE BOARD OF DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE FUND, PAM OR ITS AFFILIATES, RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE "FOR" THE APPROVAL OF THE PICHARDO AGREEMENT.


                                   PROPOSAL 2


                              ELECTION OF DIRECTORS


     In accordance with the Fund's Articles of Incorporation, the terms of the Fund's Board of Directors are staggered. The Board of Directors is divided into three classes: Class I, Class II and Class III, each class having a term of three years. Each year the term of office of one Class expires. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     At the Meeting, stockholders will be asked to elect two Class II Directors to hold office until the year 2006 Annual Meeting or thereafter until their successors are duly elected and qualified. In the event that any of the nominees should become unavailable for election for any presently unforeseen reason, the persons named in the form of proxy will vote for any nominee who shall be designated by the present Board of Directors. Directors shall be elected by a plurality of the shares voting at the Meeting.

     On November 27, 2001, at the Annual Meeting of Stockholders the Stockholders of the Fund approved Messrs. Goldstein and Goodstein as Class I directors to serve until the 2002 Annual Meeting of Stockholders; Messrs. Das and Dakos as Class II directors to serve until the 2003 Annual Meeting of Stockholders; and Mr. Hellerman as a Class III director to serve until the 2004 Annual Meeting of Stockholders. On January 28, 2003, at the Annual Meeting of Stockholders, the Stockholders approved Mr. Leopoldo Clemente, Jr. as a Class III director to serve until the 2004 Annual Meeting of Stockholders, but on June 18, 2003, Mr. Clemente resigned from his position as a Director of the Fund.

     At the Meeting, stockholders will be asked to vote for the election of the following nominees: Messrs. Rajeev Das and Andrew Dakos as Class II Directors to serve until the year 2006 Annual Meeting or thereafter until each of their respective successors are duly elected and qualified. If elected, each nominee has consented to serve as a Director of the Fund until his successor is duly elected and qualified.

     The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of Messrs. Das and Dakos. Each nominee has indicated that he will serve if elected, and the Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

The following tables set forth the ages and principal occupations of each of the Directors and nominees for election as Class II Directors:



                                    NOMINEES

                                          Term of                             Directorships held by
Name, Address and Age        Position(s)  Office     Principal Occupation     Director Outside of Fund
                             with Fund    Since      during past 5 years      Complex*

Class II Independent Nominees serving until the Year 2006 Annual Meeting of Stockholders:
                                                     Senior Analyst,
Rajeev Das, CFA (34)         Director     2001       Kimball & Winthrop,
68 Lafayette Ave.                                    Inc.; and prior Credit
Dumont, NJ 07628                                     Manager, Muriel
                                                     Siebert & Company.

Andrew Dakos (36)            Director     2001       President and CEO,
43 Waterford Drive                                   UVitec Printing Ink,
Montville, NJ 07045                                  Inc.; Managing Member
                                                     of the general partner
                                                     of Full Value Partners
                                                     L.P.; President of
                                                     Elmhurst Capital, Inc.
                                                     (an investment
                                                     advisory firm).
-----------
*    The Fund Complex is comprised of only the Fund because none of the nominees served as a director  to another  investment  company  which was managed by
     Acci Worldwide,  Clemente Capital, Inc. or Pichardo Asset Management,  S.A.
     de C.V. during the fiscal year ended July 31, 2003.

                          REMAINING BOARD OF DIRECTORS

     The following tables set forth the names, addresses, ages and principal occupations of each of the remaining Directors of the Fund:

                                                                                  Directorships held by
                                 Position   Term of                               Nominee for Director
                                 with Fund  Office     Principal Occupation       Outside of Fund Complex*
Name, Address and Age                       Since      during past 5 years

Class I Independent Directors to serve until the Year 2005 Annual Meeting of Stockholders:

Glenn Goodstein (39)             Director     2001     Registered investment      Director, Italy Fund,
16830 Adlon Road                                       adviser; and held          Inc.
Encino, CA 91436                                       numerous executive
                                                       positions with Automatic
                                                       Data Processing, Inc.
                                                       until 1996.

Phillip Goldstein (58)           Director     2000     President, Kimball &       Director, Brantley
60 Heritage Drive                                      Winthrop, Inc. (an         Capital Corporation.
Pleasantville, NY 10570                                investment advisory
                                                       firm);and general partner
                                                       of Opportunity Partners
                                                       L.P.; Investment Manager
                                                       for a limited number of
                                                       clients; Advocate for
                                                       shareholder rights; and
                                                       Managing Member of the
                                                       general partner of Full
                                                       Value Partners L.P.

Class III Independent Directors serving until the Year 2004 Annual Meeting of
Stockholders:
                                                     Managing Director,       Director, Frank's Nursery &
Gerald Hellerman (66)        Director,    2001       Hellerman Associates,    Crafts, Inc.; and Director,
10965 Eight Bells Lane       President               (a financial and         Innovative Clinical
Columbia, MD 21044           and                     corporate consulting     Solutions, Ltd. ; Brantley
                             Treasurer               firm).                   Capital Corporation; and MeVC
                                                                              Draper Fisher Jurvetson Fund
                                                                              I, Inc.
---------
*    The Fund Complex is comprised of only the Fund.

     The following table sets forth, for each Director, the aggregate dollar range of equity securities in the Fund that is owned by the Director as of October 2, 2003. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.

             -------------------------- -----------------------
                                           Dollar Range of
                                        Equity Securities in
                    Name                     the Fund.
             -------------------------- -----------------------
             Phillip Goldstein                $0-10,000
             -------------------------- -----------------------
             Glenn Goodstein                  $0-10,000
             -------------------------- -----------------------
             Andrew Dakos                     $0-10,000
             -------------------------- -----------------------
             Rajeev Das                       $0-10,000
             -------------------------- -----------------------
             Gerald Hellerman                 $0-10,000
             -------------------------- -----------------------

                               Executive Officers

In addition to Mr. Hellerman, the current officers of the Fund are:
------------------------- ------------ ----------- ----------------------------- ----------------
                                       Term of
Name, Address and Age     Position(s)  Office      Principal Occupation during   Directorships
                          with Fund    Since       past 5 years                  held by Officer
------------------------- ------------ ----------- ----------------------------- ----------------


Andrew P. Chica (28)      Assistant    2003        Compliance Officer, U.S.      N/A
                          Vice                     Bancorp Fund Services, LLC;
                          President                Asst. Treasurer, Kinetics
                                                   Mutual Funds, Inc.
------------------------- ------------ ----------- ----------------------------- ----------------

Scott J. Schuenke (24)    Secretary    2003        Compliance Administrator,     N/A
                                                   U.S. Bancorp fund Services,
                                                   LLC
------------------------- ------------ ----------- ----------------------------- ----------------

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the Fund's investment manager during its prior fiscal year. The Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $5,000 plus $700 for each Board of Directors meeting attended in person and $100 for each special telephonic meeting attended. In addition, the Fund pays the Audit Committee, comprised of Messrs. Rajeev Das, Phillip Goldstein and Gerald Hellerman, $100 per meeting attended. The Fund's Pricing Committee members, consisting of all of the independent directors of the Fund, are paid $100 each for each pricing committee meeting that does not occur in conjunction with a regularly scheduled Board meeting. At the Board of Directors meeting held on December 13, 2001, Mr. Gerald Hellerman, a non-interested director, was appointed President of the Fund. For serving the Fund as President, in addition to the aforementioned Directors' fees, Mr.
Hellerman receives an annual salary in the amount of $6,000, which is paid equally by the Fund and the Adviser. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors' meetings.

     The following table provides information concerning the compensation paid during the year ended July 31, 2003, to each Director of the Fund. All of the Directors received compensation for serving as a Director of the Fund. Please note that the Fund has no bonus, profit sharing, pension or retirement plans.

                                               Aggregate
                                 Director    Compensation
  Name of Director                 Since       From Fund
--------------------             --------    ------------
Phillip Goldstein                  2000         $8,000
Glenn Goodstein(1)                 2001         $8,300
Andrew Dakos                       2001         $7,800
Rajeev Das                         2001         $8,000
Gerald Hellerman(2)                2001         $8,000
Leopoldo Clemente, Jr.(3)          2003          $0.00
-------------
--------------------------------------------------------------------------------
(1) In addition to the Directors Fees paid by the Fund, Mr. Goodstein also received a one-time payment of $500 for services rendered at the behest of the Board of Directors to obtain information on Clemente Capital, Inc.'s office located in Mexico.
(2) In addition to the Directors Fees paid by the Fund, Mr. Hellerman also receives $6,000 as compensation for his services as the President of the Fund. The Fund pays 50% of this salary and the Adviser pays the other 50% of such salary.
(3)  Mr.  Clemente  served as a Director  from  February 14, 2003 until June 18,
     2003.

     Each Director attended, in person or by telephone, at least seventy-five (75%) percent or more of the four (4) meetings of the Board of Directors (including regularly scheduled and special meetings) held during the period for which he was a Director.


Nominating Committee
--------------------
     At the Quarterly Meeting of the Board of Directors held on June 20, 2002, the Board of Directors established a Nominating Committee. The members of the Nominating Committee of the Board of Directors are all of the non-interested Directors and are Messrs. Goodstein, Goldstein, Dakos, Das and Hellerman. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Directors as is from time to time considered necessary or appropriate. It is the policy of the Nominating Committee to consider nominees recommended by stockholders of the Fund so long as the stockholders properly submit their recommendations in accordance with the requirements contained in the Proposals To Be Submitted By Stockholders section contained herein.

                                 AUDIT COMMITTEE

     The Fund's Audit Committee is currently composed of all independent directors, Messrs. Das, Goldstein and Hellerman. The principal functions of the Audit Committee include, but are not limited to, (i) the oversight of the accounting and financial reporting processes of the und and its internal control over financial reporting; (ii) the oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof; and (iii) the approval, prior to the engagement of, the Fund's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditors. The Audit Committee convened two times during the fiscal year ended July 31, 2003. Each member of the Audit Committee attended at least seventy-five percent (75%) or more of the two meetings of the Audit Committee held during the period for which he was a member of the Audit Committee.

     On September 17, 2003, the Audit Committee, followed by the full Board of Directors, approved the Fund's amended written Audit Committee Charter, attached hereto as Exhibit B, setting forth the duties and responsibilities of the Audit Committee. The Audit Committee recommends to the Board of Directors, subject to stockholder approval, the selection of Tait, Weller & Baker, as the Fund's independent accountants.

     The following table sets forth the aggregate fees billed by Tait, Weller & Baker, the independent accountants for the Fund's most recent fiscal year, for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders ("Audit Fees"); (ii) financial information systems design and implementation services provided to the Fund, its investment manager and entities that control, are controlled by or under common control with the Fund's investment manager that provides services to the Fund ("Financial Information Systems Design"); and (iii) all other services provided to the Fund, its investment manager and entities that control, are controlled by or under common control with the Fund's investment manager that provides services to the Fund ("All Other Fees").

---------------- ------------------------------------------ ------------------
   Audit Fees       Financial Information Systems Design       All Other Fees
---------------- ------------------------------------------ ------------------
    $18,000                         $0.00                          $1,500
---------------- ------------------------------------------ ------------------

--------------------------------------------------------------------------------
Audit Committee Report
----------------------
     The Audit Committee has met and held discussions with the Fund's Administrator, U.S. Bancorp Funds Services, LLC, and the Fund's independent accountants. The independent accountants represented to the Audit Committee that the Fund's financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the Fund's Administrator and its independent accountants. The Audit Committee also discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61.

     The Fund's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants' their independence, in light of the services they were providing.

     Based upon the Audit Committee's discussion with the Fund's Administrator and the independent accountants and the Audit Committee's review of the representations of the Fund's Administrator and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund's Annual Report for the fiscal year ended July 31, 2003 filed with the U.S. Securities and Exchange Commission.

                                                     Respectfully submitted,

                                                     Gerald Hellerman, Chairman
                                                     Phillip Goldstein
                                                     Rajeev Das

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten (10%) percent of the Fund's common stock, and the Fund's investment adviser and their respective directors and officers, to file reports of ownership and changes in ownership with the
Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that the Fund's directors and officers, the Fund's investment adviser and their respective directors and officers have complied with applicable filing requirements during the year ended July 31, 2003.

Required Vote
-------------
     Directors are elected by a plurality of the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will be counted as shares present for quorum purposes, may be considered votes cast, and may affect the plurality vote required for Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. DAS and DAKOS AS CLASS II DIRECTORS OF THE FUND.


                                 PROPOSAL NO. 3

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The third proposal to be submitted will be the ratification or rejection of the selection by the Board of Directors of Tait, Weller & Baker as independent accountants of the Fund for the fiscal year ending July 31, 2004. At a meeting held on June 18, 2003, the Board of Directors, including those directors who are not "interested persons" of the Fund, approved the selection of Tait, Weller & Baker for the fiscal year ending July 31, 2004. Such selection is being submitted to the stockholders for ratification. The engagement of Tait, Weller & Baker is conditioned on the right of the Fund, by majority vote of its stockholders, to terminate such employment.

     Tait, Weller & Baker has informed the Fund that it has no direct or indirect material financial interests in the Fund.

Required Vote
-------------
     Ratification of the selection of Tait, Weller & Baker as independent accountants of the Fund requires the affirmative vote of the holders of a simple majority, defined as a majority of the votes cast by holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of this proposal, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes and will have no effect on the outcome of this proposal.


THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF TAIT, WELLER & BAKER AS THE FUND'S INDEPENDENT ACCOUNTANTS.



                    ADDITIONAL INFORMATION PERTAINING TO THE
                          PROPOSED PUT WARRANT PROGRAM


     On February 14, 2003, the Fund obtained stockholder approval for the creation, issuance and registration of put warrants, pursuant to a put warrant program, which are designed to afford stockholders a series of opportunities to realize NAV for their shares. Initially conceived by Mr. Goldstein as an innovative means by which stockholders of a closed-end management investment company might realize NAV for their shares, Mr. Goldstein has developed the terms for the creation and issuance of a new instrument entitled a "put warrant." The proposed put warrant concept continues to be reviewed, on an informal basis, by the staff of the Investment Company Division and the staff of the Division of Corporate Finance of the U.S. Securities and Exchange Commission (the "SEC").

     The SEC has thus far expressed concern about certain terms and conditions, as well as the overall concept, of the put warrants as initially proposed. Furthermore, the SEC has indicated that due to the unique nature of the put warrants, a newly conceived security designed to permit stockholders to realize net asset value for their shares, it will likely be necessary for several divisions within the SEC to review different aspects of the put warrants. In addition to the SEC's responses noted above, the New York Stock Exchange indicated that, if the Put Warrants are approved by the SEC, the Put Warrants would be eligible to list on the NYSE.

     As initially conceived, the put warrants would entitle a holder thereof to surrender to the Fund one share of the Fund's common stock (the "Share") for each put warrant held once each calendar quarter, in exchange for cash equal to NAV per Share.

     THERE CAN, HOWEVER, BE NO ASSURANCE THAT THE STAFF WILL PROVIDE A FAVORABLE RESPONSE TO THIS CONCEPT OR THAT THE FUND WILL BE ABLE TO REGISTER THE PUT WARRANTS AS CONCEIVED BY MR. GOLDSTEIN IN THE NEAR FUTURE.



                      INFORMATION PERTAINING TO THE FUND'S
                      INVESTMENT ADVISER AND ADMINISTRATOR

The Investment Adviser
----------------------
     Pichardo Asset Management, S.A. de C.V., is the current investment adviser of the Fund, and will continue to be such, subject to stockholder approval at the Meeting. PAM is located at Teopanzolco Avenue #408, 3rd Floor, Cuernavaca 62260, Morelos, Mexico.

The Previous Investment Adviser
-------------------------------
     From January 2, 2003, until June 30, 2003, Clemente Capital, Inc. served as the investment adviser to the Fund pursuant to the Clemente Agreement. Clemente Capital is located at 152 West 57th Street, New York, New York 10019.

The Administrator
-----------------
     U.S.   Bancorp  Fund   Services,   LLC  ("USBFS")   serves  as  the  Fund's
Administrator pursuant to an administrative agreement with the Fund. USBFS is located at 615 E. Michigan St., 2nd Floor, Milwaukee, Wisconsin 53202.

                 INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS

     The following table sets forth information based on filings made with the Securities and Exchange Commission concerning persons who may be deemed beneficial owners of 5% or more of the shares of common stock of the Fund because they possessed or share voting or investment power with respect to the shares of the Fund:

                                          Shares of Common Stock    % of Fund's Outstanding
  Name and Address of Beneficial Owner      Beneficially Owned     Shares Beneficially Owned
  ------------------------------------      ------------------     -------------------------

Deutsche Bank AG(1)                               220,250                    2.56%
Taunusanlage 12, D-60325
Frankfurt am Main
Federal Republic of Germany
--------------------------------

(1)  Based solely upon  information  presented in a Schedule 13G,  dated January
     29, 2003 filed by Deutsche Bank AG.

                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any questions as to the adjournment of the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.


                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in the year 2004, must be received by the Fund addressed to The Mexico Equity and Income Fund, Inc. c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan St., 2nd Floor, Milwaukee, Wisconsin 53202, for inclusion in the Fund's proxy statement and proxy relating to that meeting in advance of the meeting as set forth below. Any stockholder who desires to bring a proposal at the Fund's 2004 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver (via the U.S. Post Office or such other means that guarantees delivery) written notice thereof to the Secretary of the Fund c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan St., 2nd Floor, Milwaukee, Wisconsin 53202, no less than one hundred twenty (120) calendar days (approximately July, 2004) before the date of the Annual Meeting of Stockholders which will be scheduled to be held in November 2004 or the tenth (10th) day after public announcement is made by way of publication by the New York Stock Exchange of the Fund's Meeting date.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

                                         Scott Schuenke
                                         Secretary
Dated:   October 3, 2003


     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.



                                    EXHIBIT A


                          INVESTMENT ADVISORY AGREEMENT


     AGREEMENT dated and effective as of July 1, 2003, between THE MEXICO EQUITY AND INCOME FUND, INC., a Maryland corporation (herein referred to as the "Fund") and PICHARDO ASSET MANAGEMENT, S.A. DE C.V., a Mexican corporation (herein referred to as the "Investment Adviser").

     WHEREAS, the Fund and the Investment Adviser desire to enter into an investment management agreement whereby the terms of said agreement are set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is agreed by the parties as follows:

     1.   Appointment of the Investment Adviser.
          --------------------------------------
     (a) The Investment Adviser hereby undertakes and agrees, upon the terms and conditions herein set forth, (i) to make investment decisions for the Fund, to prepare and make available to the Fund research and statistical data in connection therewith, and to supervise the acquisition and disposition of securities by the Fund, including the selection of brokers or dealers to carry out the transactions, all in accordance with the Fund's investment objective and policies and in accordance with guidelines and directions from the Fund's Board of Directors; (ii) to assist the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Fund's Board of Directors; (iii) to maintain and furnish or cause to be maintained and furnished for the Fund all records, reports and other information required under the U.S. Investment Company Act of 1940, as amended (the "1940 Act"), to the extent that such records, reports and other information are not maintained or furnished by the administrators, custodians or other agents of the Fund; (iv) to furnish at the Investment Adviser's expense for the use of the Fund such clerical services and office space and facilities as the Fund may reasonably require for its needs in the United States and Mexico related to research, statistical and investment work; and (v) to pay the reasonable salaries and expenses of such of the Fund's officers and employees (including, where applicable, the Fund's share of payroll taxes) and any fees and expenses of such of the Fund's directors as are directors, officers or employees of the Investment Adviser or any of its affiliates. The Investment Adviser shall bear all expenses arising out of its duties hereunder but shall not be responsible for any expenses of the Fund other than those specifically allocated to the Investment Adviser in this Section 1.

     (b) In particular, but without limiting the generality of the foregoing, the Investment Adviser shall not be responsible, except to the extent of the compensation of such of the Fund's employees as are directors, officers or employees of the Investment Adviser whose services may be involved, for the following expenses of the Fund; organization expenses (but not the overhead or employee costs of the Investment Adviser); legal fees and expenses of counsel (United States and Mexican) to the Fund and, if counsel is retained by the directors who are not "interested persons" of the Fund, of such counsel; auditing and accounting expenses; taxes and governmental fees; New York Stock Exchange listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's custodians, transfer agents and registrars; fees and expenses with respect to administration except as may be provided otherwise pursuant to administration agreements; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the U.S. Securities and Exchange Commission, and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions, stamp duties or other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment and share purchase plan; costs of stationery; any litigation expenses; and costs of shareholders' and other meetings.

     (c) In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, the Investment Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Investment Adviser must consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Investment Adviser may, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund.

     (d) The Investment Adviser may contract with or consult with such banks, other securities firms or other parties in Mexico or elsewhere as it may deem appropriate to obtain additional advisory information and advice, including investment recommendations, advice regarding economic factors and trends, advice as to currency exchange matters and clerical and accounting services and other assistance. It is acknowledged and agreed that the Investment Adviser will be responsible for the management of the Fund's portfolio and overall investment strategy, in accordance with the Fund's investment policies, and for making decisions to buy, sell or hold particular securities, including but not limited to all investment decisions with respect to the Fund's portfolio of equity, debt and convertible debt securities.

     2. Remuneration. The Fund agrees to pay to the Investment Adviser, in either U.S. dollars, as may from time to time be agreed among the Fund and the Investment Adviser, as full compensation for the services to be rendered and expenses to be borne by the Investment Adviser hereunder, a monthly fee at an annual rate equal to 0.80% of the value of the Fund's average daily net assets. For purposes of computing the fee, the average monthly net assets of the Fund are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week. The value of the net assets of the Fund shall be determined pursuant to the applicable provisions of the 1940 Act and the directions of the Fund's Board of Directors. Subject to the provisions of Section 6 of this Agreement, such fee shall be computed beginning on June 18, 2003 (the "Effective Date") until the termination, for whatever reason, of this Agreement. The fee for the period from the end of the last month ending prior to termination of this Agreement to the date of termination and the fee for the period from the Effective Date through the end of the month in which the Effective Date occurs shall be pro rated according to the proportion which such period bears to the full monthly period. Except as provided below, each payment of a monthly fee to the Investment Adviser shall be made within ten days of the first day of each month following the day as of which such payment is computed. Upon the termination of this Agreement before, the end of any month, such fee shall be payable on the date of termination of this Agreement.

     3. Representations and Warranties. The Investment Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the United States Investment Advisers Act of 1940, as amended, and agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

     4. Services Not Deemed Exclusive. Nothing herein shall be construed as prohibiting the Investment Adviser from providing investment management and advisory services to, or entering into investment management and advisory agreements with, other clients, including other registered investment companies and clients which may invest in securities of Mexican issuers, or from utilizing (in providing such services) information furnished to the Investment Adviser by others as contemplated by Section 1 of this Agreement; nor, except as explicitly provided herein, shall anything herein be construed as constituting the Investment Adviser as an agent of the Fund.

     5. Limit of Liability. The Investment Adviser may rely on information reasonably believed by it to be accurate and reliable. Neither the Investment Adviser nor its officers, directors, employees, agents or controlling persons as defined in the 1940 Act shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or by reason of reckless disregard on the part of the Investment Adviser of its obligations and duties under this Agreement. Any person, even though also employed by the Investment Adviser, who may be or become an employee of the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Investment Adviser.

     6. Duration and Termination. This Agreement shall continue in effect initially for a two year period and will continue from year to year, provided, such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are neither parties to this Agreement nor interested persons of the Fund or of the Investment Adviser or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with the Investment Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board of Directors or the holders of a majority of the outstanding voting securities of the Fund.

     Notwithstanding the above, this Agreement (a) may nevertheless be terminated at any time without penalty, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund or by the Investment Adviser upon 60 days' written notice delivered or sent to the other party, and (b) shall automatically be terminated in the event of its assignment; provided, however, that a transaction which does not, in accordance with the 1940 Act, result in a change of actual control or management of the Investment Adviser's business shall not be deemed to be an assignment for the purposes of this Agreement. Any such notice shall be deemed given when received by the addressee.

     7. Non-Assignment and Amendment. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto other than pursuant to Section 6. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund or of the Investment Adviser or of an entity regularly furnishing investment advisory services with respect to the Fund pursuant to any agreement with the Investment Adviser, cast in person at a meeting called for the purpose of voting on such approval.

     8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act. As used herein, the terms "interested person," "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

     9. Notices. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile followed by delivery in person to the parties at the addresses set forth below:

                           If to the Fund:

                           The Mexico Equity and Income Fund, Inc.
                           615 E. Michigan St., 2nd Floor
                           Milwaukee, Wisconsin 53202
                           Telephone:   (414) 765-5307
                           Facsimile:   (414) 212-7606
                           Attention:   Andrew P. Chica

                           with a copy to:

                           Blank Rome, LLC
                           405 Lexington Avenue
                           23rd Floor
                           New York, NY 10174
                           Telephone:   (212) ___-____
                           Facsimile:   (212) ___-____
                           Attention:   Thomas R. Westle, Esq.

                           If to the Investment Adviser:

                           PICHARDO ASSET MANAGEMENT, S.A. DE C.V.
                           Teopanzolco Avenue #408
                           3rd Floor Reforma
                           Cuernavaca, Mexico 62260
                           Telephone:   _______________
                           Fax:         _______________
                           Attention:   Ms. Eugenia Solis Pichardo

or to such other address as to which the recipient shall have informed the other parties in writing.

     Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by telex or facsimile and mail, on the date on which such telex or facsimile and confirmatory letter are sent.

     10. Consent to Jurisdiction. Each party hereto irrevocably agrees that any suit, action or proceeding against the Investment Adviser or the Fund arising out of or relating to this Agreement shall be subject exclusively to the jurisdiction of the United States District Court for the Southern District of New York and the Supreme Court of the State of New York, New York County, and each party hereto irrevocably submits to the jurisdiction of each such court in connection with any such suit, action or proceeding. Each party hereto waives any objection to the laying of venue of any such suit, action or proceeding in either such court, and waives any claim that such suit, action or proceeding has been brought in an inconvenient forum. Each party hereto irrevocably consents to service of process in connection with any such suit, action or proceeding by mailing a copy thereof registered or certified mail, postage prepaid, to their respective addresses as set forth in this Agreement.

     11.   Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.



         [This Remainder of this page has been intentionally left blank]


     IN  WITNESS  WHEREOF,   the  parties  have  caused  their  duly  authorized
signatories to execute this Agreement as of the day and year first written above.


                                  THE MEXICO EQUITY AND INCOME FUND, INC.



                                  By: /s/ Gerald Hellerman
                                  Name:   Gerald Hellerman
                                  Title:  President


                                  PICHARDO ASSET MANAGEMENT, S.A. DE C.V.



                                  By:     /s/ Maria Eugenia Pichardo de Estevez
                                  Name:   Maria Eugenia Pichardo de Estevez
                                  Title:  President





                                    EXHIBIT B


                         AMENDED AUDIT COMMITTEE CHARTER

                      THE MEXICO EQUITY & INCOME FUND, INC.


I.   Audit Committee Membership and Qualifications

     The Audit Committee of The Mexico Equity & Income Fund, Inc. (the "Fund") shall consist of at least 3 members appointed by the Fund's Board of Directors (the "Board"). The Board may replace members of the Audit Committee for any reason.

     No Member of the Audit Committee shall be an "interested person" of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

     The Board shall determine annually whether any member of the Audit Committee is an "audit committee financial expert" as defined in Item 3 of Form N-CSR.

II.  Purposes of the Audit Committee

     The purposes of the Audit Committee are:

     (a) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

     (b)  to  oversee  the  quality  and  integrity  of  the  Fund's   financial
          statements and the independent audit thereof;

     (c) to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;

     (d) to approve prior to appointment the engagement of the Fund's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditors and the full Board; and

     (e) to act as liaison between the Fund's independent auditors and the full Board.

     The independent auditors for the Fund shall report directly to the Audit Committee.

III. Duties and Powers of the Audit Committee

     To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a) to approve prior to appointment the engagement of auditors to annually audit and provide their opinion on the Fund's financial statements, to recommend to those Board members who are not "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company
          Act) the selection, retention or termination of the Fund's independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors;

     (b) to approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser ("adviser affiliate") that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

     (c) to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund's auditors to provide any of the services described in (b) above;

     (d) to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring a pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

     (e) to consider whether the non-audit services provided by the Fund's auditor to the Fund's investment adviser or any adviser affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor's independence;

     (f) to review the arrangements for and scope of the annual audit and any special audits;

     (g) to review and approve the fees proposed to be charged to the Fund by the auditors for each audit and non-audit service;

     (h) to consider information and comments from the auditors with respect to the Fund's accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund's critical accounting policies and practices), to consider management's responses to any such comments and, to the extent the Audit Committee deems necessary or appropriate, to promote improvements in the quality of the Fund's accounting and financial reporting;

     (i) to consider information and comments from the Auditors with respect to, and meet with auditors to discuss any matters of concern relating to, the Fund's financial statements, including any adjustments to such statements recommended by the auditors, and to review the auditors' opinion on the Fund's financial statements;

     (j) to resolve disagreements between management and the auditors regarding financial reporting;

     (k) to review with the Fund's principal executive officer and/or principal financial officer, in connection with required certifications on Form N-CSR, any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Fund's internal control over financial reporting;

     (l) to establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund of concerns about accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

     (m)  to   investigate   or   initiate  an   investigation   of  reports  of
          improprieties or suspected improprieties in connection with the Fund's accounting or financial reporting;

     (n) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

     (o) to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

     The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Audit Committee members, at the expense of the Fund, as appropriate.

     The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

IV.  Role and Responsibilities of the Audit Committee

     The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, an auditor's responsibility to plan and carry out a proper audit. Specifically, Fund's management is responsible for: (1) the preparation, presentation and integrity of the Fund's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the auditors.

     Although the Audit Committee is expected to take a detached and questioning approach to the maters that come before it, the review of a Fund's financial statements by the Audit Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Fund's management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

     In discharging their duties the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officer(s) of the Fund whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the director is not a member.

V.   Operations of the Audit Committee

     (a) The Audit Committee shall meet on a regular basis and at least 2 times annually and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and shall send notice thereof;

     (b) The Audit Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Fund's bylaws.

     (c) The Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation.

     (d) The Audit Committee may meet regularly, in separate executive sessions, with representatives of Fund management and the Fund's independent auditors. The Committee may also request to meet with internal legal counsel and compliance personnel of the Fund's investment adviser and with entities to discuss matters relating to the Fund's accounting and compliance as well as other Fund-related matters.

     (e) The Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

     (f) The Audit Committee may select one of its members to be the chair and may select a vice chair.

     (g) A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

     (h) The Board shall adopt and approve this Charter and may amend it on the Board's own motion. The Audit Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

Amended and Restated as of September 17, 2003